MANAGERS TRUST I

MANAGERS PIMCO BOND FUND

Supplement dated March 22, 2011 to the Prospectus

and Statement of Additional Information, each dated March 1, 2011.

The following information supplements and supersedes any information to the contrary relating to Managers PIMCO Bond Fund (the “Fund”), a series of Managers Trust I, contained in the Fund’s Prospectus and Statement of Additional Information, each dated March 1, 2011.

Effective immediately, the Fund may invest up to 10% of its total assets in equity-related securities. The Fund’s investments in equity-related securities may include preferred stock, convertible securities and other equity-related securities, including securities that are acquired as the result of debt-for-equity swap transactions, debt exchange transactions, or pursuant to a reorganization or restructuring of an issuer, even though the Fund does not ordinarily invest in such securities. These securities may include securities listed on any domestic or foreign securities exchange and securities traded in the over-the-counter (OTC) market.

The market prices of securities held by the Fund may fall rapidly or unpredictably due to a variety of factors, including changing economic, political, or market conditions. Equity investments generally have greater price volatility than the Fund’s fixed income investments.

Please contact the Fund at 800-835-3879 if you have any questions about the Fund’s investment strategy changes.

PLEASE KEEP THIS SUPPLEMENT FOR FUTURE REFERENCE

ST018